SHARE EXCHANGE AGREEMENT

DATED:  Oct  27,  1995
        -------

BETWEEN:  DoubleCase  Corporation,  a  Kansas  corporation

          967  Elkton  Drive
          Colorado  Springs,  CO  80907     "DoubleCase"
AND:      InterActive  Data  Vision,  an  Oregon  corporation
          4710  East  Sphinx  Way,  Suite  2149
          Las  Vegas,  NV  89115     "IDV"

AND:      Those  persons  whose  names  appear  on  the
          attached  Schedules  A,  B  and  C  as  DoubleCase
          Shareholders,  DoubleCase  Noteholders,  and
          DoubleCase  Debenture  Holders     "DoubleCase  Shareholder"
                                                         "DoubleCase Noteholder"

                                                 "DoubleCase Debenture Holders",

                              or collectively as "DoubleCase Securities Holders"

AND:     Those  persons  whose  names  appear  on  the
         attached  Schedule  D  as  IDV  Debtholder     "IDV  Debtholders"

                                    RECITALS

A.     IDV desires to acquire all of the outstanding common stock of DoubleCase.
B. The DoubleCase Shareholders are willing to exchange their shares for shares of

IDV pursuant to the terms and conditions of this Agreement and with the understanding and intention that the exchange of shares will qualify as a tax-free reorganization under Section
368(a)(1)(B)  of  the  Internal  Revenue  Code  of  1986,  as  amended.

     C. The DoubleCase Noteholders, DoubleCase Debenture Holders and IDV Debtholders are willing to convert their respective securities into common stock of IDV as part of the above-described share exchange.

NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

I.     The  Exchange.,
       ---------------

     (a)     Common  Share  Exchange.Each  DoubleCase  Shareholder will exchange
             ------------------------
2.0171857 shares of outstanding common stock of DoubleCase for one (1) share of Class A common stock of 1DV. A schedule of all DoubleCase Shareholders is attached hereto as Schedule A and incorporated herein by this reference.

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(b)     Preferred  Share  Exchange.
        ---------------------------

     (1) Except as otherwise provided herein, certain Doublecase Noteholders, who are described in the attached Schedule B and incorporated by this reference, will convert one-half of the amount of their respective debt for shares of common stock of IDV at a conversion rate of $2.75 of debt for one (1) share of Class A common stock of IDV. The remaining one-half of their respective debt will be converted into (1) share of callable, voting, convertible Series A Preferred Stock of IDV ("Preferred Stock") at the exchange rate of one (1) share of Preferred Stock for each $2.75 of debt. Specifically excluded from the above-described debt conversion are notes payable in the amount of $150,188 payable to the following:

Byron  Yost             $  8,276.78
Deline  Corporation       13,794.21
Walter  Kush              50,000.00
Cleveland  Ventures       50,000.00
Cameron  Yost             28,117.15

     Interest payable on the notes will be a continuing obligation of IDV, and will be deferred for a period of one year from the Closing described in Section VII herein, unless sooner paid.

     (2) Each DoubleCase Debenture Holder, who are described in the attached Schedule C and incorporated by this reference, will convert one-half of the amount of their respective outstanding debenture into shares of IDV Class A common stock at the conversion rate of $2.75 of debt for one (1) share of Class A common stock. The remaining one-half of the principal balance of the debentures will be converted into callable, voting, convertible Series A Preferred Stock of IDV ("Preferred Stock") at an exchange rate of one (1) share of Preferred Stock for each $2.75 of the remaining one-half the principal balance of the debentures.

     Interest payable on the debentures will be a continuing obligation of IDV and will be deferred for a period of one (1) year from Closing described in
Section  VII  herein,  unless  sooner  paid.

     (c)     Procedure.The  DoubleCase  Securities  Holders,  by  executing this
             ----------
agreement agrees to surrender to the Escrow Agent described in Section IV all their respective shares, notes and debentures (the "DoubleCase Securities") for exchange pursuant to this

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Agreement.  In  executing  this  Agreement, such DoubleCase Security Holder also authorizes and appoints the Escrow Agent or its designee as attorney-in-fact to transfer the DoubleCase Securities on the books of DoubleCase as called for by this Agreement.

II.     Conversion  of  IDV  Debt.
        --------------------------

     Contemporaneous with the exchanges described in Section I herein, IDV Debtholders, who are described in the attached Schedule D and incorporated by this reference, will convert $,202,540 of IDV debt into shares of Class A common stock of IDV at an exchange rate of $2.75 of debt for one (1) share of IDV Class A common stock. After the conversion, Clyde D. Feyrer ("Feyrer") and First Colonial Funds Ltd. ("First") will enter into a Lockup Agreement with IDV whereby Feyrer will agree not to sell, transfer or assign his shares of Class A common stock until ninety (90) days after IDV common stock is approved for listing on the NASDAQ Small Cap, and whereby First will agree not to sell, transfer or assign its shares of Class A common stock until six (6) months after IDV common stock is approved for listing on NASDAQ Small Cap.

111.     Rel2resentat  ions  and  Warranties  of  DoubleCase Securities Holders.
         -----------------------------------------------------------------------

     (a) By executing this Agreement, the DoubleCase Securities Holders represent and warrant that they own all of the DoubleCase Securities listed opposite their names on Schedules A, B and C, respectively, free and clear of any lien, encumbrance or claim of others and may freely transfer, assign and exchange the same.

     (b) The DoubleCase Securities Holder represent and warrant that they are exchanging their DoubleCase Securities for securities of IDV ("IDV Securities") for investment purposes only, and not with a view to distribute and acknowledge that IDV Securities will not be registered and only may be sold or transferred pursuant to a registration staternent or an exemption from registration under the Securities Act of 1933. The DoubleCase Securities Holders acknowledge that the IDV Securities may be issued to them with a legend setting forth this restriction on transfer.

V.     Representations  and  Warranties  of  IDV.
       ------------------------------------------

     (a) IDV is a corporation duly organized under the laws of the State of Oregon, validly existing, and authorized to exercise all its corporate powers, fights and privileges.

     (b) IDV has the corporate power and authority to own and operate its properties and to carry on its businesses now conducted.

Page  3  -  SHARE  EXCHANGE  AGREEMENT

     (c) IDV has all requisite legal and corporate power to execute and deliver this Agreement.

     (d) IDV will have at Closing all require( legal and corporate power to issue the IDV Securities called for by this Agreement.

     (e) All corporate actions on the part of IDV necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the issuance and delivery of the IDV Securities has been taken, and this Agreement constitutes a valid obligation of IDV.

     (f) IDV is a non-reporting public corporation within the meaning of the Securities Exchange Act of 1934.

     (g) IDV has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

     (h) The IDV Securities, when sold and delivered in accordance with the terms of this Agreement and for the consideration expressed here n, shall be duly and validly issued, fully paid and non-assessable.

     (i) There is no action, proceeding, or investigation pending or threatening, or any basis therefor known to IDV to question the validity of this Agreement or the accuracy of the representations and warranties contained herein
(j) IDV, promptly after Closing date but no later than five (5) days thereafter, shall prepare and file with market makers an Information Statement under Rule 15c2-11 of the Securities Exchange Act of 1934 ("Information Statement" .

     (k) Within sixty (60) days of the effective date of the Information Statement, IDV will ensure that there will be at least three market makers quoting the IDV common stock on the OTC Bulletin Board.

     (1) Immediately following Closing, the current officers and directors of IDV, except Clyde D. Feyrer, will resign from their respective positions and Clyde D. Feyrer will appoint the following additional individuals as directors:

Cameron  Yost
Lloyd  Parrish
Charles  Maton
Marvin  Grier

The new Board of Directors of IDV will immediately elect the following officers:

Page  4  -  SHARE  EXCHANGE  AGREEMENT

Cameron  Yost         President
Laurence  Stanley     Treasurer
Jonathan  Morrill     Secretary
Sarah  Hall           Assistant  Secretary

     (m) The authorized capital stock of IDV consists of 50,000,000 shares of Class A common stock, of which 661,199 shares are outstanding, 10,000,000 shares of Class B common stock, none of which are outstanding, and 10,000,000 shares of preferred stock, none of which are outstanding. Except as contemplated in this Agreement, there are no other securities, options, warrants, or other rights to purchase any securities of IDV outstanding. All outstanding securities of IDV are duly and validly issued, are fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws.

VI.     Rel2resentat  ions  and  Warranties  of  DoubleCase.
        ----------------------------------------------------

     (a) DoubleCase is a corporation duly organized under the laws of the State of Kansas, validly existing and authorized to exercise all its corporate powers, rights and privileges.

     (b) DoubleCase has the corporate power and authority to own and operate its properties and to carry on its business as now conducted.

     (c) DoubleCase has all, requisite legal and corporate power to execute and deliver this Agreement.

     (d) All corporate actions on the part of DoubleCase necessary for the authorization, execution, delivery and performance of all obligations under this Agreement have been taken and this Agreement constitutes a valid obligation of DoubleCase.

     (e) DoubleCase is a non-reporting corporation within the meaning of the Securities Exchange Act of 1934.

     (f) There is no action, proceeding or investigation pending or threatening or any basis thereof known to DoubleCase to question the validity of this Agreement or the accuracy of the representations and warranties contained herein.

VII.     Closin.
         ------

     Closing shall take place in the law offices of Terry Pilgreen, 229 E. Williams, 5th Floor, Wichita, Kansas 57202, who shall serve as Escrow Agent under this Agreement. Upon receipt of the Agreement executed by all parties or in counterparts and when in possession of all of the DoubleCase Securities, the Escrow Agent may complete the transaction by transferring the IDV Securities to the DoubleCase Shareholders.

Page  5  -  SHARE  EXCHANGE  AGREEMENT

VIII.  Miscellaneous.
       --------------

(a)     This  Agreement  may  be  signed  in any number of counterparts, each of which  will  be  considered  an  original.

(b)     The  representations  and  warranties  herein  contained  will  survive
Closing.

     (c) This Agreement supersedes any previous agreem,2nd between the parties. This Agreement is executed effective the date first above written by the parties hereto.

INTERACTIVE  DATA  VISION,  INC.     DOUBLECASE  SHAREHOLDERS

By:  /s/  Clyde  D.  Fryrer            _________________________
     ----------------------

_____________________________          _________________________


DOUBLECASE  CORPORATION                _________________________

By:  /s/  Cameron  Yost                _________________________
     ------------------
     President

_____________________________          _________________________


DOUBLECASE  NOTEHOLDERS

_____________________________          _________________________

_____________________________          _________________________

_____________________________          _________________________

_____________________________          _________________________

_____________________________          _________________________

DOUBLECASE  DEBENTURE  HOLDERS

_____________________________          _________________________

_____________________________          _________________________

_____________________________          _________________________

_____________________________          _________________________

_____________________________          _________________________


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